UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 27, 2014

SYMETRA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

777 108th Avenue NE, Suite 1200 Bellevue, Washington	98004
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (425) 256-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On October 27, 2014, Symetra Financial Corporation, a Delaware corporation, issued (i) a press release announcing its financial results for the fiscal quarter ended September 30, 2014, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the fiscal quarter ended September 30, 2014, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The information in this report, including Exhibits 99.1 and 99.2, have been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section. The information in this report shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01. Other Events
On October 24, 2014, the Company’s Board of Directors declared a special cash dividend of $1.30 per common share, payable on or about November 21, 2014, to shareholders of record at the close of business on November 7, 2014. A copy of the press release announcing, among other things, the declaration of this special cash dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release of Symetra Financial Corporation, dated October 27, 2014, announcing third quarter ended September 30, 2014 results and a special cash dividend declared October 24, 2014.

99.2	Quarterly Financial Supplement for the quarter ended September 30, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMETRA FINANCIAL CORPORATION

By:	/s/ David S. Goldstein
Name:	David S. Goldstein
Title:	Senior Vice President,
General Counsel and Secretary
Date: October 27, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Symetra Financial Corporation, dated October 27, 2014, announcing third quarter ended September 30, 2014 results.
99.2	Quarterly Financial Supplement for the quarter ended September 30, 2014.